UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On July 26, 2021, the Board of Directors  (the “Board”) of Virpax Pharmaceuticals, Inc. (the “Company”) increased the size of the Board to nine directors and appointed (i) Mr. Gerald Bruce to serve as a Class I director until the Company’s 2021 annual meeting of stockholders (to be held in 2022) and (ii) Mr. Michael F. Dubin, CPA to serve as a Class II director until the Company’s 2022 annual meeting of stockholders (to be held in 2023), to fill the two newly created vacancies. Mr. Bruce currently serves as the Company’s Executive Vice President, Commercial Operations.

In connection with his appointment, Mr. Dubin was granted an option to purchase 20,225 shares of the Company’s common stock with an exercise price of $4.32 per share, with all shares vesting on the twelve month anniversary of the date of grant, subject to Mr. Dubin’s continued service to the Company. The option grant is subject to the terms and conditions of the Company’s Amended and Restated Virpax Pharmaceuticals, Inc. 2017 Equity Incentive Plan, as amended, and the related stock option agreement. Mr. Dubin will also be compensated pursuant to the Company’s standard practice for annual stock option grants to non-employee directors, as described in the Company’s Form 10-K filed with the Securities and Exchange Commission on March 31, 2021.

There are no family relationships between Mr. Bruce or Mr. Dubin and any other executive officers or directors of the Company. There is no arrangement or understanding between Mr. Bruce or Mr. Dubin and any other persons pursuant to which Mr. Bruce or Mr. Dubin were selected as directors. In addition, neither Mr. Bruce nor Mr. Dubin is a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company will enter into an indemnification agreement with each of Mr. Dubin and Mr. Bruce on the Company’s standard form of indemnification agreement, a copy of which was previously filed with the U.S. Securities and Exchange Commission.

On July 30, 2021, the Company issued a press release announcing Messrs. Bruce’s and Dubin’s appointments to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press release, dated July 30, 2021, issued by Virpax Pharmaceutical, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: July 30, 2021	By:	/s/ Christopher Chipman
Christopher Chipman
Chief Financial Officer

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